Execution Version

Exhibit 10.5

______________________________________________________________________

FIFTH AMENDMENT

TO

AMENDED & RESTATED

TERM LOAN CREDIT AGREEMENT

AMONG

Sundance Energy INC.,

as parent,

Sundance Energy, Inc.,

AS BORROWER,

MORGAN STANLEY CAPITAL ADMINISTRATORS INC.,
AS ADMINISTRATIVE AGENT,

THE LOAN PARTIES PARTY HERETO

AND

THE LENDERS PARTY HERETO

Dated as of October 30, 2020

______________________________________________________________________

FIFTH AMENDMENT TO AMENDED & RESTATED

TERM LOAN CREDIT AGREEMENT

This FIFTH AMENDMENT TO AMENDED & RESTATED TERM LOAN CREDIT AGREEMENT (this “Amendment”) dated as of October 30, 2020 (the “Closing Date”) is among SUNDANCE ENERGY INC., a Delaware corporation (“Parent”), SUNDANCE ENERGY, INC., a Colorado corporation (the “Borrower”), MORGAN STANLEY CAPITAL ADMINISTRATORS INC., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), each of the Loan Parties party hereto and each of the lenders party hereto (individually a “Lender” and collectively, the “Lenders”).

RECITALS

A.The Parent, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended & Restated Term Loan Credit Agreement dated as of April 23, 2018 (as further amended, modified, supplemented, restated, replaced or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) pursuant to which the Lenders have made certain Loans and other credit available to and on behalf of the Borrower.

B.Subject to the terms and conditions set forth herein, the Parent, the Borrower, the Administrative Agent, the Loan Parties party hereto and the Lenders party hereto agree to amend certain provisions of the Credit Agreement as set forth herein.

C.NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all article and section references in this Amendment refer to the Credit Agreement.
Section 2.Amendments. Upon the Closing Date, the Credit Agreement is hereby amended as follows.
(a)Amendment to Section 1.02. Section 1.02 is hereby amended by:
(i)	Replacing the phrase “June 30, 2020” contained in the definition of “Fallaway Date” with the phrase “September 30, 2020”.
(ii)	Replacing the phrase “Section 8.22” contained in the clauses (a)(i)(A) and (a)(iii)(A) of the definition of “General & Administrative Expenses” with the phrase “Section 8.22(a)”.
(iii)	Replacing the phrase “October 30, 2020” contained in the definition of “General & Administrative Expenses” with the phrase “November 30, 2020” in each instance it appears.

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(iv)	Adding the following defined term in appropriate alphabetical order to read in its entirety as follows:

“Specified Letter of Credit” means collectively, that certain Standby Letter of Credit No. S101436, in favor of Newpek, LLC, that certain Standby Letter of Credit No. S101437, in favor of Reliance Holding USA, Inc. and that certain Standby Letter of Credit No. S101438, in favor of Pioneer Natural Resource Company, in each case, as amended or otherwise modified from time to time prior to October 30, 2020, and issued by The Toronto-Dominion Bank, New York Branch.

(b)Amendment to Section 8.01(c). The proviso in Section 8.01(c) is hereby amended to read in its entirety as follows:

provided, that, notwithstanding anything herein to the contrary, in the case of the financial statements delivered under Section 8.01(b) for the fiscal quarter of Parent ending June 30, 2020, such certificate shall (I) be required to be delivered on or before October 30, 2020 and (II) not be required to contain any calculations demonstrating compliance with Section 9.01 for such fiscal quarter.

(c)Amendment to Section 8.12(a).  Section 8.12(a) is hereby amended to read in its entirety as follows:

(a)(i) On or before March 31st and September 30th of each year, as applicable, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report evaluating the Oil and Gas Properties of the Borrower and the other Loan Parties in the United States as of the immediately preceding January 1st or July 1st, as applicable.  The Reserve Report as of January 1st and delivered on or before March 31st of each year (the “January 1 Reserve Report”) shall be prepared by one or more Approved Petroleum Engineers, and each other Reserve Report (other than the Reserve Report as of July 1, 2020 and delivered on or before October 30, 2020 (the “July 1, 2020 Reserve Report”)) of each year may be prepared in form reasonably acceptable by one or more Approved Petroleum Engineers or internally under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and to have been prepared in all material respects in accordance with the procedures used in the immediately preceding January 1 Reserve Report.  The Borrower shall cause the July 1, 2020 Reserve Report to be prepared by Netherland, Sewell & Associates, Inc., and the Borrower shall cause such Approved Petroleum Engineer to also review and independently verify the economic and commercial assumptions included in such July 1, 2020 Reserve Report.  (ii) On or before November 30, 2020, the Borrower shall furnish to the Administrative Agent and the Lenders the July 1, 2020 Reserve Report prepared by Netherland, Sewell & Associates, Inc., as rolled forward by the Borrower through September 30, 2020, to account for actual activity over the fiscal quarter ending September 30, 2020, prepared internally under the supervision of the chief engineer of the Borrower, who shall certify such Reserve Report to be true and accurate in all material respects and to have been

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prepared in all material respects in accordance with the procedures used in the July 1, 2020 Reserve Report.

(d)Amendment to Section 8.22.  Section 8.22 is hereby amended to read in its entirety as follows:

Section 8.22Agreement to Negotiate with the Lenders; Restructuring Support Agreement.

(a)Parent and the Borrower will, and will cause each other Loan Party to, during the period from the Third Amendment Effective Date through and including December 31, 2020, negotiate with the Lenders in good faith on a potential workout, restructuring or similar negotiation with respect to the Secured Obligations, with the content of any such potential workout, restructuring or similar negotiation to be agreed between the Borrower and the number of Lenders required by Section 12.02 (but which, as of the Third Amendment Effective Date, is expected to include (i) mutually agreeing to a term sheet that reduces the Borrower’s Total Debt and leverage, (ii) exploring additional sources of equity capital for the Borrower, (iii) exploring potential Transfers of all or some of the Oil and Gas Properties of the Loan Parties (or Equity Interests in any Loan Party that owns Oil and Gas Properties) and (iv) if necessary, hiring of restructuring advisors by the Lenders and the Borrower).

(b)Parent and the Borrower will, and will cause each other Loan Party to, enter into a restructuring support agreement among the Loan Parties, the Administrative Agent, Lenders constituting the Required Lenders, the Revolving Agent and Revolving Lenders constituting the Majority Lenders (as defined in the Revolving Credit Agreement) with respect to a workout or restructuring of the Revolving Debt and the Secured Obligations on or prior to November 30, 2020 (or such later date as may be agreed in writing (including by email) by the Required Lenders).

(e)Amendment to Section 9.01(b).  Section 9.01(b) is hereby amended to read in its entirety as follows:

(b)Ratio of Total Proved PV-9 to Total Debt.  Parent and the Borrower will not, as of the last day of any fiscal quarter (beginning with the fiscal quarter ending on September 30, 2020) permit the ratio of Total Proved PV-9 to Total Debt, as of such time, to be less than 1.50 to 1.00; provided that the ratio of Total Proved PV-9 to Total Debt as of September 30, 2020, shall not be tested until the Borrower delivers the Reserve Report required by Section 8.12(a)(ii) to the Administrative Agent and the Lenders.

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(f)Amendment to Section 9.18.  Section 9.18 is hereby amended to read in its entirety as follows:

Section 9.18Amendments to Organizational Documents and Material Contracts.  Parent and the Borrower shall not, and shall not permit any other Loan Party to, (a) amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) its Organizational Documents in any material respect that could reasonably be expected to be adverse to the interests of the Administrative Agent or the Lenders without the consent of the Administrative Agent (not to be unreasonably withheld or delayed), other than amendments that delete or reduce any fees payable by any Loan Party to a Person other than the Administrative Agent or any Lender, or (b)(i) amend, supplement or otherwise modify (or permit to be amended, supplemented or modified) any agreement to which it is a party, (ii) terminate, replace or assign any of the Loan Party’s interests in any agreement or (iii) permit any agreement not to be in full force and effect and binding upon and enforceable against the parties thereto, in each case if (A) such occurrence could be reasonably expected to result in a Material Adverse Effect or (B) such occurrence does not receive the prior written consent of the Required Lenders and causes the Specified Letter of Credit to become drawn.

(g)Amendment to Section 10.01(d).  Section 10.01(d) is hereby amended to read in its entirety as follows:

(d)the Borrower or any other Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 8.02(a), Section 8.03, Section 8.12(a)(ii), Section 8.14, Section 8.21, Section 8.22(b), Section 8.23 or in ARTICLE IX.

Section 3.Conditions Precedent.  The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3 (or their waiver in accordance with Section 12.02 of the Credit Agreement), each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
3.1Amendment.  The Administrative Agent shall have received executed multiple counterparts as requested of this Amendment from the Parent, the Borrower, the other Loan Parties and the Lenders constituting the Required Lenders.
3.2Fees and Expenses.  The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the fees and expenses of Simpson Thacher & Bartlett LLP, as counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3Other.  The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

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Without limiting the generality of the provisions of this Section 3, for purposes of determining satisfaction of the conditions specified in this Section 3, each Lender that shall have delivered executed multiple counterparts of this Amendment to the Administrative Agent shall be deemed to have consented to, approved of, or accepted or been satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 4.Ratification and Affirmation; Representations and Warranties; Etc.  Each Loan Party hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
Section 5.Reference to and Effect Upon the Credit Agreement and other Loan Documents.
5.1Loan Document.  This Amendment shall constitute a Loan Document as such term is defined in the Credit Agreement.
5.2Effect Upon Credit Agreement.  Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment.
5.3No Waiver; Interpretation.  The Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by the Administrative Agent and the Lenders, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition of the Credit Agreement or any other Loan Document (except as specifically set forth in this Amendment) or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any other Loan Document.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

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5.4Violations. Except as expressly provided herein, neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents (collectively, “Violations”).  Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Violations, (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, except as expressly set forth herein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Section 12.02(a) of the Credit Agreement remains in full force and effect and is hereby ratified by the Borrower.
Section 6.Miscellaneous.
6.1RELEASE.  EACH LOAN PARTY, IN CONSIDERATION OF THE ADMINISTRATIVE AGENT’S AND THE UNDERSIGNED LENDERS’ EXECUTION AND DELIVERY OF THIS AMENDMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, UNCONDITIONALLY, FREELY, VOLUNTARILY AND, AFTER CONSULTATION WITH COUNSEL AND BECOMING FULLY AND ADEQUATELY INFORMED AS TO THE RELEVANT FACTS, CIRCUMSTANCES AND CONSEQUENCES, RELEASES, WAIVES AND FOREVER DISCHARGES (AND FURTHER AGREES NOT TO ALLEGE, CLAIM OR PURSUE) ANY AND ALL CLAIMS, RIGHTS, CAUSES OF ACTION, COUNTERCLAIMS OR DEFENSES OF ANY KIND WHATSOEVER, IN CONTRACT, IN TORT, IN LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN, DIRECT OR DERIVATIVE, WHICH EACH LOAN PARTY OR ANY PREDECESSOR, SUCCESSOR OR ASSIGN MIGHT OTHERWISE HAVE OR MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR PRESENT OR FORMER SUBSIDIARIES AND AFFILIATES OR ANY OF THE FOREGOING’S OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS OR OTHER REPRESENTATIVES OR AGENTS IN EACH CASE ON ACCOUNT OF ANY CONDUCT, CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, DEMAND, COVENANT, PROMISE, INDEBTEDNESS, CLAIM, RIGHT, CAUSE OF ACTION, SUIT, DAMAGE, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHATSOEVER WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME PRIOR TO THE CLOSING DATE RELATING TO THE LOAN DOCUMENTS, THIS AMENDMENT AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY.  THE FOREGOING RELEASE SHALL SURVIVE THE TERMINATION OF THE LOAN DOCUMENTS AND THIS AMENDMENT.

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6.2Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment, and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
6.3No Oral Agreement.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.4Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
6.5Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.6Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signatures Begin Next Page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

PARENT:	Sundance Energy Inc.,

	By:	/s/ Eric McCrady
		Name:	Eric McCrady
		Title:	President & CEO

BORROWER:	Sundance Energy, Inc.,

	By:	/s/ Eric McCrady
		Name:	Eric McCrady
		Title:	President & CEO

OTHER LOAN PARTIES:

Sea Eagle Ford, LLC

	By:	/s/ Eric McCrady
		Name:	Eric McCrady
		Title:	CEO

Armadillo E&P, Inc.

	By:	/s/ Eric McCrady
		Name:	Eric McCrady
		Title:	President

[Signature Page to Sundance Fifth Amendment]

ADMINISTRATIVE AGENT:	MORGAN STANLEY CAPITAL
ADMINISTRATORS INC.

	By:	/s/ David Lazarus
		Name:	David Lazarus
		Title:	Vice President

[Signature Page to Sundance Fifth Amendment]

LENDER:	MORGAN STANLEY CAPITAL GROUP INC.

	By:	/s/ Parker Corbin
		Name:	Parker Corbin
		Title:	Vice President

[Signature Page to Sundance Fifth Amendment]

LENDER:	Ares Capital Corporation

	By:	/s/ Ian Fitzgerald
		Name:	Ian Fitzgerald
		Title:	Authorized Signatory

LENDER:	CION Ares Diversified Credit Fund

	By:	/s/ Ian Fitzgerald
		Name:	Ian Fitzgerald
		Title:	Authorized Signatory

LENDER:	Ares Credit Strategies Insurance Dedicated Fund Series of SALI Multi-Series Fund, L.P.
By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

	By:	/s/ Ian Fitzgerald
		Name:	Ian Fitzgerald
		Title:	Authorized Signatory

LENDER:	Ares Direct Finance I LP
By: Ares Capital Management LLC, its investment manager

	By:	/s/ Ian Fitzgerald
		Name:	Ian Fitzgerald
		Title:	Authorized Signatory

[Signature Page to Sundance Fifth Amendment]

LENDER:	AMISSIMA ASSICURAZIONI MULTI-CREDIT STRATEGY FUND, a sub-fund of ICAV, as a Lender
By: Apollo Management International LLP, solely in its capacity as Portfolio Manager and not in its individual corporate capacity
By: AMI (Holdings), LLC, its member

	By:	/s/Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

Apollo Atlas Master Fund L.P., as a Lender.
By: Apollo Atlas Management, LLC, its investment manager

	By:	/s/Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

Apollo Kings Alley Credit Fund, L.P., as a Lender
By: Apollo Kings Alley Credit Fund Management LLC, its investment manager

	By:	/s/Joseph D. Glatt
		Name:	Joseph D. Glatt
		Title:	Vice President

[Signature Page to Sundance Fifth Amendment]

Apollo Moultrie Credit Fund, L.P., as a Lender
By: Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo Tactical Value SPN Investments, L.P., as a Lender
By: Apollo Tactical Value SPN Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo Tower Credit Fund, L.P, as a Lender
By: Apollo Tower Credit Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Sundance Fifth Amendment]

Apollo TR Enhanced Levered Yield LLC, as a Lender
By: Apollo Total Return Enhanced Management LLC, its investment manager
By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo TR Opportunistic Ltd., as a Lender
By: Apollo Total Return Management LLC, its investment manager
By: Apollo Total Return Enhanced Management LLC, its investment manager
By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

Apollo Union Street Partners, L.P., as a Lender
By: Apollo Union Street Management, LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Sundance Fifth Amendment]

MPI (London) Limited, as a Lender
By: Apollo TRF MP Management LLC, its investment manager

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

TRANQUILIDADE MULTI-CREDIT STRATEGY FUND, a sub-fund of ICAV, as a Lender

By: Apollo Management International LLP, solely in its capacity as Portfolio Manager and not in its individual corporate capacity

By: AMI (Holdings), LLC, its member

By:	/s/Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

[Signature Page to Sundance Fifth Amendment]

LENDER:	AG Energy Funding, LLC,
as a Lender

	By:	/s/ Todd Dittman
		Name:	Todd Dittman
		Title:	Authorized Person

[Signature Page to Sundance Fifth Amendment]